SUPPLEMENT TO
CALVERT WORLD VALUES FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION

CWVF International Equity Fund
Capital Accumulation Fund

Statement of Additional Information dated January 31, 2006
Date of Supplement: September 27, 2006

The Board of Directors has approved the use of Exchange-Traded Funds for hedging purposes.

Insert the following text under "Non-Principal Investment Policies and Risks" on page 5 immediately prior to the section entitled "Derivatives":

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded on an exchange but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value.  Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

A Portfolio may purchase shares of other investment companies to the extent any such purchase is consistent with applicable law and is used for the limited purpose of hedging the Portfolio's cash position. For example, an ETF may be purchased if the Portfolio has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the Portfolio should receive a large redemption request, the Portfolio could sell some or all of an ETF position to lessen the exposure to the market. The social investment criteria of any Portfolio will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, a Portfolio could have indirect exposure to a company that does not meet that Portfolio's social investment criteria and that could therefore not be purchased directly by the Portfolio. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable social investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of any Portfolio and (iii) will be used principally to help reduce deviations from the applicable Portfolio's benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade at a discount from their NAV and the risk that the ETFs may not be liquid. In addition, because ETFs operate as open-end investment companies, closed-end investment companies or unit investment trusts they incur fees that are separate from the fees incurred directly by the Portfolios. Therefore, a Portfolio's purchase of an ETF results in the layering of expenses, such that Portfolio shareholders indirectly bear a proportionate share of any operating expenses of the ETF.